                                                                Exhibit 10.7


                                 DIRECTOR'S AGREEMENT

    THIS DIRECTOR'S AGREEMENT, is made this 30th day of November 1995, by and between Chesapeake Biological Laboratories, Inc., a Maryland Corporation (hereinafter referred to as the "Corporation"), and John C. Weiss, III (hereinafter referred to as the "Director").

                                       RECITALS

    WHEREAS the Corporation is a Maryland corporation engaged in the business of medical diagnostics and the development and manufacture of chemicals used in human and animal therapeutics; and

    WHEREAS the Corporation seeks to ensure the continued performance by the Director of service to the Corporation and to promote the expansion and future prosperity of the Corporation by providing a means by which the Director may acquire a proprietary interest in the Corporation; and

    WHEREAS the Corporation desires to enter into this Director's Agreement containing the terms and conditions hereinafter set forth and, in exchange for the Director's service to the Corporation, to provide compensation to the Director in the form of an option to purchase shares of the Common Stock of the Corporation.

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                 ARTICLE I - SERVICE

    The Director agrees to continue to serve as a member of the Board of Directors of the Corporation for up to four (4) years from the date hereof, or until such time as the shareholders of the Corporation remove or replace him in accordance with the By-Laws of the Corporation or he resigns. The Director further agrees to use his best efforts while performing in his capacity as a director and to do all those things reasonably necessary and expected of a director to ensure the expansion and future property of the Corporation.

                      ARTICLE II - GRANT AND EXERCISE OF OPTIONS

    A. In consideration of the Director's service to the Corporation, the Corporation desires to compensate the Director with the right and option to purchase up to, but not exceeding, Eight Thousand (8,000) shares of the Common Stock of the Corporation, one cent ($.01) par value, subject to the provisions of this Director's Agreement (hereinafter referred to as the "Option"), said Option exercisable in accordance with the following schedule:

    1. Upon completion of one year of service to the Corporation, said year beginning on the date of this Director's Agreement and ending one year thereafter, the Director shall, from and after that time and until the Expiration Date (as hereinafter defined) be entitled to exercise his right and option to purchase up to Two Thousand (2,000) shares of the Corporation's Common Stock at an exercise price of One Dollar and Fifty Cents ($1.50) per share.

    2. Upon completion of the second year of the Director's service to the Corporation, said year beginning one year from the date of this Director's Agreement and ending one year thereafter, the Director shall, from and after that time and until the Expiration Date, be entitled to exercise his right and option to purchase an additional Two Thousand (2,000) shares of the Corporation's Common Stock at an exercise price of One Dollar and Fifty Cents ($1.50) per share.

    3. Upon completion of the third year of the Director's service to the Corporation, said year beginning two years from the date of this Director's Agreement and ending one year thereafter, the Director shall, from and after that time and until the Expiration Date, be entitled to exercise his right and option to purchase an additional Two Thousand (2,000) shares of the Corporation's Common Stock at an exercise price of One Dollar and Fifty Cents ($1.50) per share.

    4. Upon completion of the fourth year of the Director's service to the Corporation, said year beginning three years from the date of this Director's Agreement and ending one year thereafter, the Director shall, from and after that time and until the Expiration Date, be entitled to exercise his right and option to purchase an additional and final Two Thousand (2,000) shares of the Corporation's Common Stock at an exercise price of One Dollar and Fifty Cents ($1.50) per share.

         Subject to the provisions of Article III, upon the resignation, removal or death of the Director, or the failure of the Director to be re-elected to the Board of Directors of the Corporation, at any time period to the fourth anniversary of the date of this Director's Agreement, all option rights of the Director (or his personal representative) which, as of the date of such resignation, removal, death or failure to be re-elected to the Board of Directors, he has not become entitled to exercise, shall immediately terminate and be of no further force and effect.

    B. The Option to be granted to the Director pursuant to this Director's Agreement shall be evidenced by an Option Agreement between the Corporation and the Director, substantially in the form attached hereto as Exhibit A (hereinafter referred to as the "Option Agreement"). The Option provided for in this Director's Agreement will not be considered granted until an Option Agreement evidencing such Option has been executed and delivered by the Corporation and the Director.

    C. The Option to be granted pursuant to this Director's Agreement may not be transferred, other than by will or the laws of descent and distribution, may not be assigned, pledged or hypothecated in any way, shall not be subject to attachment or similar process, and may be exercised, during the lifetime of the Director, only by him. Upon any attempt to transfer the Option granted pursuant hereto, other than by will or by the laws of descent and distribution, or to assign, pledge, hypothecate, or otherwise dispose of the same contrary to the provisions hereof, or upon the levy of any execution, attachment, or similar process upon such Option, the Option shall immediately become null and void without effect.

    D. The Option to be granted pursuant to this Director's Agreement, to the extent it becomes exercisable in accordance with the schedule set forth in Paragraph A of this Article II, may be exercised from time to time, but for not less than Two Thousand (2,000) shares of the Common Stock of the Corporation at any one time (unless a lesser number of shares be the maximum number subject to exercise at that time and, if such is the case, the Director must exercise in toto, and not in part, all such shares subject to exercise at that time). The Option to be granted pursuant to this Director's Agreement must be exercised before the close of business on November 30, 2005 (the "Expiration Date") and shall expire and become null and void at that time.

    E. The Option to be granted pursuant to this Director's Agreement, to the extent it becomes exercisable in accordance with the schedule set forth in Paragraph A of this Article II, may be exercised in accordance with the terms of this Director's Agreement by delivering to the Secretary of the Corporation written notice of exercise, together with payment in the form of cash, certified check, bank draft, or money order payable to the order of Corporation for an amount equal to the total exercise price of that number of shares to be purchased pursuant to the exercise of the Option and a written statement that the shares are being purchased for the Director's own account, for investment only, and not with a view to distribution. This statement will not be required in the event that the offering of securities pursuant to this Director's Agreement is registered under the Securities Act of 1933 and any applicable state securities law. Within thirty (30) days after delivery of notice of exercise as required hereinabove, the Corporation shall cause certificates for the number of shares of the Common Stock of the Corporation with respect to which such Option is exercised to be issued in the name of the Director.

    F. The shares issued upon the exercise of the Option to be granted pursuant to this Director's Agreement shall be authorized but unissued or reacquired shares of the Common Stock, one cent ($.01) par value, of the Corporation as constituted on the date of this Director's Agreement. In the event that there is any change in the Corporation's shares of Common Stock by way of a stock split, reverse stock split, stock dividend or reclassification of outstanding shares, then the Option to be granted pursuant hereto shall be deemed to cover such shares to the extent that the same would have been issued to the Director had the Option been exercised in its entirety prior to the time of the change, and there shall be a corresponding proportionate adjustment of the exercise price per share set forth herein, so that in the aggregate the exercise price for all shares then covered shall be the same as the aggregate exercise price for the shares remaining subject to such Option immediately prior to the change.

    G. If and whenever the Director proposes to transfer, sell or dispose of any or all of the shares of Common Stock issued upon the exercise of the Option, or part thereof, to be granted pursuant thereto, he will first offer to sell such shares to the Corporation at fair market value. If the Corporation's Common Stock is publicly traded at that time, its fair market value shall equal the current bid price. If the Corporation's Common Stock is not publicly traded at that time, the fair market value shall be determined by mutual agreement of the Director and the Corporation. In the event that the Director and Corporation are unable to mutually agree upon the fair market value of the Common Stock of the Corporation, they hereby agree to submit that determination to arbitration in accordance with the rules then pertaining of the American Arbitration Association. The Director's offer to the Corporation shall be in writing and unless sooner rejected shall remain open for thirty (30) days from the date of its receipt by the Corporation. If the offer is not accepted by the Corporation as to all of the shares so offered, the Director shall be free otherwise to dispose of the shares not purchased by the Corporation, provided that such disposition is otherwise permitted under the provisions of this Director's Agreement.

    H. The Director shall not be deemed for any purpose to be a stockholder of the Corporation with respect to any shares as to which the Option to be granted has not been exercised with payment and issue made as provided herein.

              ARTICLE III - RESIGNATION, REMOVAL, RE-ELECTION AND DEATH

    A. Should the Director choose to resign from the Board of Directors of the Corporation for any reason, he may do so at any time by giving notice to that effect in accordance with the By-

Laws of the Corporation. Resignation by the Director shall in no way affect his interest in any part of the Option which has already been exercised or which has become exercisable in accordance with the schedule set forth in Paragraph A of
Article II, as of the date of the Director's resignation; but any part of the Option which, as of the date of the Director's resignation, he has not become entitled to exercise in accordance with the schedule set forth in Paragraph A of
Article II, shall immediately terminate and be of no further force and effect, and the Corporation shall be relieved of all obligations herein, with the exception of its obligation to issue shares of Common Stock upon the Director's exercise of any part of the Option which the Director has become entitled to exercise as of the date of the Director's resignation.

    B. In the event of the death of the Director prior to the termination of his association with the Corporation through either resignation, removal, or otherwise, the Director's heirs or personal representatives shall be entitled to exercise the Option at any time within six (6) months of the death of the Director, but only to the extent which the Option has become exercisable in accordance with the schedule set forth in Paragraph A of Article II as of the date of the Director's death and had not been previously exercised. Any part of the Option which, as of the date of the Director's death, the Director has not become entitled to exercise in accordance with the schedule set forth in Paragraph A of Article II shall immediately terminate and be of no further force and effect. If not exercised within said six (6) month period, the Option (to the extent it had become exercisable) shall expire. Nothing in this Paragraph B shall be construed so as to permit exercise of the Option, or part thereof, after the Expiration Date of the Option as set forth in this Director's Agreement.

    C. The Director may fail to be re-elected or may be removed from the Board of Directors in accordance with the By-Laws of the Corporation at any time. The failure of the Director to be re-elected or the removal of the Director from the Board of Directors shall in no way affect the Director's interest in any part of the Option which has already been exercised or which has become exercisable in accordance with the schedule set forth in Paragraph A of
Article II, as of
the date of such failure to be re-elected or removal; but any part of the Option which, as of the date of the Director's failure to be re-elected or removal, the Director has not become entitled to exercise in accordance with the schedule set forth in Paragraph A of Article III, or in accordance with Paragraph D of
Article III, shall immediately terminate and be of no further force and effect, and the Corporation shall be relieved of all obligations herein, with the exception of its obligation to issue shares of Common Stock upon the Director's exercise of any part of the Option which the Director had become entitled to exercise pursuant to the terms of this Director's Agreement as of the date of the Director's failure to be re-elected or removal.

    D. In the event that the Director fails to be re-elected to the Board of Directors or is removed from the Board of Directors pursuant to the By-Laws of the Corporation, the Director shall thereupon be entitled to exercise the Option with respect to that number of shares of the Common Stock of the Corporation which would have otherwise been exercisable by him had he remained as a Director until the next anniversary of this Director's Agreement following the date of his failure to be re-elected or the date of his removal.

                 ARTICLE IV - SECURITIES LAWS AND RESTRICTIVE LEGENDS

    A. The Director acknowledges that the securities to be acquired pursuant to this Director's Agreement, as of this date, have not been registered under the Securities Act of 1933 (hereinafter referred to as the "Act") or any state securities law (hereinafter referred to as the "State Acts"). The Director represents and warrants that the Option to be granted and any Common Stock acquired pursuant hereto will be acquired for his own account and without a view to, the offer, offer for sale, or sale in connection with, the distribution of such option or Common Stock. The Director further represents and warrants that he will hold such shares of Common Stock indefinitely unless subsequently registered under the Act and the State Acts or unless exemption from such registration is available and an opinion of counsel for the Corporation, in form and substance satisfactory to the Corporation, is obtained to that effect. All certificates representing shares of Common Stock issued upon the exercise of the Option, or part thereof, shall bear a conspicuous legend in substantially the following form:

    "The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for considered) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel and/or the submission to the Corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

    B. All certificates representing shares of Common Stock issued pursuant to this Director's Agreement shall be further conspicuously legened as follows:

    "The shares of stock represented by this Certificate are restricted as to transfer by the terms, conditions the covenants of a Director's Agreement with respect thereto dated the 30th day of November 1995, a copy of which is on file with the Corporation. The Corporation will gratuitously furnish a coy of said Director's Agreement to any party having a valid interest therein. Any transfer of stock other than in accordance with said Director's Agreement shall be absolutely null and void."

    C. The Director recognizes that the securities to be acquired pursuant to this Director's Agreement are highly speculative and involve a high degree of risk. The Director further recognizes that the Option to be granted pursuant hereto is not transferable and that the transferability of shares of the Corporation's Common Stock is restricted. The Director further recognizes that no market for shares of the Corporation's Common Stock currently exists and there is no assurance that such market will develop. The Director acknowledges that he has sufficient financial means to be able to sustain, not only the loss of any services performed by him on behalf of the Corporation, but also the amount necessary to exercise, should he so elect to do so, the Option, or part thereof, which may be exercisable pursuant hereto.

    D. If the Corporation shall be advised by its legal counsel that the issuance of securities, including either options, common stock, or oath, pursuant to this Director's Agreement, is required to be registered under the Act or State Act, the Corporation may effect registration, and delivery of any securities to the Director by the Corporation may be deferred until such registration or registrations are effective.

    E. The Director hereby acknowledges that the Corporation has provided him with a balance sheet, a profit and loss statement, and a statement of changes in capital of the Corporation for the proceeding year, all prepared by an independent certified public accountant engaged by the Corporation, and further acknowledges that the Corporation has provided him with an opportunity to ask questions of an to receive answers from a person authorized to act on behalf of the Corporation concerning any aspect of the Corporation's financial or business status. At the time of the grant of the Option to the Director pursuant hereto, and at reasonable times prior to the exercise of the Option, or part thereof, the Director may request and the Corporation shall thereafter again provide the Director with a balance sheet, a profit and loss statement, and a statement of changes in capital of the Corporation for the preceding year, all prepared by an independent certified public accountant engaged by the Corporation, and furthermore, shall again provide the Director with an opportunity to ask questions of and to receive answers from any person authorized to act on behalf of the Corporation concerning any aspect of the Corporation's financial or business status.

    IN WITNESS WHEREOF, the Corporation has caused this Director's Agreement to be executed by its duly authorized officer, and the Director has hereunto set his hand an seal, on the day and first year above written.

ATTEST:                                CHESAPEAKE BIOLOGICAL
                                       LABORATORIES, INC.


By:   /s/ John T. Janssen              By:   /s/ William P. Tew, Ph.D.
      -------------------                 ----------------------------

Title:   CFO                           Title:   Chairman
       ------------------                     ------------------------



WITNESS:                               DIRECTOR:

-------------------------              -------------------------------(SEAL)

                                   OPTION AGREEMENT

    THIS OPTION AGREEMENT, is made this 30th day of November 1995, by and between Chesapeake Biological Laboratories, Inc., a Maryland Corporation (hereinafter referred to as the "Corporation"), and John C. Weiss, III (hereinafter referred to as the "Director").

                                       RECITALS

    WHEREAS the Director and the Corporation entered into a Director's Agreement on the 30th day of November 1995 whereby, in exchange for the continued best efforts of the Director in his capacity as a director of the Corporation, the Corporation agreed to compensate the Director by providing the Director with an Option to purchase shares of the Common Stock of the Corporation.

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

    1. Grant of Option - The Corporation hereby grants to the Director the right, privilege and option (hereinafter referred to as the "Option") to purchase from the Corporation not more than 8,000 shares of the Common Stock of the Corporation, one cent ($.01) par value, at an exercise price of One Dollar and Fifty Cents ($1.50) per share, in the manner and subject to the conditions hereinafter provided.

    2. Incorporation of Director's Agreement by Reference - This Option is granted pursuant to a Director's Agreement executed between the Corporation and the Director on the 30th day of November 1995, (hereinafter referred to as the "Director's Agreement"). All of the terms and conditions of the Director's Agreement are incorporated into this Option Agreement by reference. In the event of any inconsistency or conflict between the terms of the Director's Agreement and the terms of this Option Agreement, the terms of the Director's Agreement shall prevail.

    3. Exercise - Provided that the Director has satisfactorily performed the conditions precedent to exercise as set forth in the Director's Agreement, this Option may be exercised from time to time, but for not less than Two Thousand (2,000) shares of the Common Stock of the Corporation at an one time (unless a lesser number of shares be the maximum number subject to exercise at that time and, if such is the case, the Director must exercise in toto, and not in part, all such shares subject to exercise at that time) in accordance with the terms, conditions and methods provided in the Director's Agreement, before the close of business on November 30, 2005 (the "Expiration Date"), at which time this Option shall expire and become null and void. This Option will be exercisable subject to the terms and conditions of the Director's Agreement in accordance with the following schedule:

                                            Cumulative Number of Shares
Time                                        Subject to Exercise
----                                        -------------------

After the first anniversary of the          Two Thousand (2,000)
date of the Director's Agreement

After the second anniversary of the         Four Thousand (4,000)
date of the Director's Agreement

After the third anniversary of the          Six Thousand (6,000)
date of the Director's Agreement

After the fourth anniversary of the         Eight Thousand (8,000)
date of the Director's Agreement

The above stated schedule is included herein for convenience only and is in no way intended to (or should it be construed to) alter the terms and conditions of the Director's Agreement, including, but not by way of limitation, those terms and conditions therein respecting the Director's entitlement and ability to exercise his Option, or part thereof.

    Subject to the provisions of the Director's Agreement, upon resignation, removal, failure to be re-elected or death of the Director at any time prior to the fourth anniversary of the date of the Director's Agreement, all option rights of the Director (or his personal representative) hereunder which, as of the date of such resignation, removal, failure to be re-elected or death, have not become subject to exercise, shall immediately terminate and be of no further force and effect.

    4. Transfer Restrictions - This Option may not be transferred, other than by will or the laws of descent and distribution, may not be assigned, pledged or hypothecated in any way, shall not be subject to attachment or similar process, and may be exercised, during the lifetime of the Director only by him. Upon any attempt to transfer this Option, other than by will or by the laws of descent and distribution, or to assign, pledge, hypothecate or otherwise dispose of this Option contrary to the provisions hereof, or upon the levy of any execution, attachment, or similar process upon this Option, this Option shall immediately become null and void and without effect.

    5. Option Not Registered - The Director acknowledges that this Option has not been registered under the Securities Act of 1933 (hereinafter referred to as the "Act") or any state securities law (hereinafter referred to as the "State Acts") and that its transferability is further restricted by the operation and effect of the Act and State Acts.

    IN WITNESS WHEREOF, the Corporation has caused this Option Agreement to be executed by its duly authorized officer, and the Director has hereunto set his hand and seal, on the day and year first above written.

ATTEST:                                     CHESAPEAKE BIOLOGICAL
                                            LABORATORIES, INC.


By:   /s/ John T. Janssen                        By:   /s/ William P. Tew, Ph.D.
      -------------------                             --------------------------

Title:   CFO                                     Title:   Chairman
       ------------------                               ------------------------



WITNESS:                                    DIRECTOR

-------------------------                               ------------------(SEAL)